Exhibit 99.2

Fourth Quarter Earnings Conference Call & 2008 Outlook February 29, 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2006 as amended by our Form 10-K/A filed on June 18, 2007 ("2006 Form 10-K") and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2006 Form 10-K. Forward-Looking Statements

Presentation Outline Subsea Intervention Lubricator stack-up on Seawell Executive Summary Summary of Results 2008 Outlook Strategy Operational Highlights by Segment Contracting Services Oil & Gas Questions & Answers

Executive Summary Fourth Quarter Fourth Quarter Full Year Full Year Results 2007 2006 2007 2006 Revenue $500.2 $395.8 $1,767.4 $1,366.9 Adj. EBITDAX(A) 233.1 182.4 823.6 674.0 Net Income 120.4 162.5 316.8 344.0 EPS $1.25 $1.73 $3.34 $3.87 Highlights 2007 Highlights Adjusted EBITDAX Totaled $823 MM Contracting Services $356 Oil & Gas 468 Total $824 Contracting Services Exceeded Expectations Escalating market demand in deepwater Added capacity on the shelf E&P Production was below expectation but we had significant success in exploration ($ in millions, except per share data) (A) See GAAP reconciliation on our website at www.helixesg.com

Oil & Gas - 2007 Reserve Report Amounts in BCFe 12/31/06 Reserves 2007 Production Exploration Additions Sales Revisions 12/31/07 Reserves Shelf * 406 (52) 38 (15) (4) 373 Deepwater 130 (13) 206 (14) (5) 304 Total 536 (65) 244 (29) (9) 677 * Includes Onshore and U.K. reserves. Other 12/31/07 Reserve Statistics (U.S. Only): PV - 10 Value $4,058 million PDP/PUD mix % 33/67 Gas/Oil mix % 65/35 Reserve Growth YOY % 26 Reserve Replacement % 376 Finding and Development Cost** Capital Expenditures $585 million Exploration Additions 244 BCFe F & D Cost $2.40/ MCFe **2007 Exploration + Development+ Proved Property Acquisition/Exploratory Additions (U.S. Only)

Summary of Results - Reconciliation ($ in millions, except per share data) Fourth Quarter Fourth Quarter Fourth Quarter 2007 2006 Reported Net Income $120.4 $162.5 Unusual Items (net of tax): IPO gain _ (96.5) Gain from Cal Dive acquisition of Horizon (98.6) _ Oil & Gas impairments and other 61.4 _ Adjusted Net Income $83.2 $66.0 Adjusted Diluted EPS $0.87 $0.71 Adjusted EBITDAX(A) $233.1 $182.4 (A) See GAAP reconciliation on our website at www.helixesg.com

Summary of Unusual Items Description Amount Comments Oil & Gas Impairments $59.4 Devil's Island, Non-Commercial PUDs, PDP Impairments Prospect Impairments 9.0 Non-Commercial Prospects on Expiring Leases Accelerated DD&A (Impaired Properties) 12.5 Tiger & EC 235 Impaired Properties Dry hole Costs 10.1 Suspended Well Deemed Non- Commercial; Non-Op Well Dryhole Other 3.4 Deferred Financing Costs write off, Lawsuit Settlement offset by CDI Gain on Sale of Asset Total $94.4 ($ in millions)

Earnings Outlook and Normalization 2008 Estimate 2007 Actual EPS before Interest Expense, Profit Deferral & Sales $3.33 $3.34 Interest expense (0.72) (0.41) Intercompany profit deferral (0.40) (0.15) EPS before sales and unusual items $2.21 $2.78 Impact from Oil & Gas Sales: 30% Phoenix sale gain _ 0.27 Incremental earnings from sales (gain & reduced interest expense and profit deferral offset by reduced production) 1.15 _ Normalized EPS $3.36 $3.05 Unusual Items: Net impact of OTSL impairment and other items in 2Q (0.09) Net impact of gain on Cal Dive acquisition of Horizon and oil & gas related impairments, dry hole and other (4Q) 0.38 Reported EPS $3.34

2008 Outlook Revenue 2008E 2007 % Contracting Service $1,700 $1,335 27% Oil & Gas 600 582 3% Elimination (200) (150) Total Revenue $2,100 $1,767 19% EBITDAX (A) Contracting Service $400 380 5% Oil & Gas 590 467 26% Elimination (50) (23) _ Total EBITDAX $940 $824 14% Nomalized EPS $3.36 $3.05 10% Highlights Projected EBITDAX increase of 14% in 2008 Contracting Services Deepwater strengthening offsets shelf New capacity in deepwater in second half of the year Higher contribution from MSV Q4000 Oil & Gas Total production flat year-over-year with declining shelf production offset by Deepwater contribution in Q4 Noonan on first production September 2008, Phoenix December 2008 Includes sell down of production interests. ($ in millions, except per share data) (A) See GAAP reconciliation on our website at www.helixesg.com

2008 Estimate Assumptions Contracting Services Revenues: $1.7 billion Margins: 26% Assets Placed in Service: Q4000 April 2008 Caesar Q3 2008 Helix Producer I Q4 2008 Internal Profit Deferral: $60 million (assuming no property sell downs) Oil & Gas Commodity Prices: $7.50 (NG)/$75 (0il) Production: 69 Bcfe (assuming no property sell downs) LOE rate: $2.02 per mcfe DD&A rate: $3.15 per mcfe (excl. exp & dry hole) Exploration & Dryhole $40 million ($13 million - Devil's Island) New Deepwater Fields start dates: Noonan September 2008 Phoenix December 2008 CAPEX: $800 million (assuming property sell downs); 50/50 split between Contracting Services and Oil and Gas

STRATEGY

Last Three Years Significantly shifted contracting focus from Shelf to Deep Acquired Remington for deepwater prospect generation potential Added value through investment in new deepwater service and reservoir assets Next Three Years - Continue to Evolve Capture value created in deepwater prospects via interest sell down Complete current new assets and developments Expand geographically Reduce net debt Long Term Goal Become premier deepwater service provider of field development services. Generate attractive prospects that can be promoted and added to our backlog and returns. Strategy

OPERATIONAL HIGHLIGHTS BY SEGMENT

14

HELIX ENERGY SOLUTIONS

Contracting Services – World Class fleet and Capabilities

Deepwater Contracting

- MSV DP2 Intrepid *(reeled pipelay vessel)*
- MSV DP2 Express *(reeled pipelay vessel)*
- DP2 Caesar (*S-Lay vessel*) (Q4 2008; under conversion)



Production Facilities

- Marco Polo TLP (50% interest)
- Independence Hub (20% interest)
- Helix Producer I (Q4 2008; under conversion)





Shelf Contracting

- Cal Dive (~59% interest)

Robotics (Canyon Offshore)

- 39 ROVs
- 5 trenchers
- 2000 HP i- trencher *(2008; under construction)*
- 2 ROV drill units
- Portable pipelay system *(2008; under construction)*
- Long term charters
  - DP2 Northern Canyon
  - DP2 Olympic Canyon
  - DP2 Olympic Triton
  - DP2 Island Pioneer
  - DP2 Seacor Canyon
- Short term charters
  - On an opportunistic basis to serve spot market



Well Operations (Well ops)

- MSV DP2 Seawell
- MSV DP2 Q4000 (Q2 Operational)
- MSV DP2 Well Enhancer *(2009; under construction)*
- 3 SILs
- 1 IRS
- 1 VDS
- Tooling (AXE, CIT)





Reservoir Engineering and Well Technology

- Helix RDS

Contracting Services Fourth Quarter Fourth Quarter Fourth Quarter Third Quarter Third Quarter Third Quarter Revenues (A) 2007 2006 2007 Deepwater Construction $175.8 $98.0 $126.9 Shelf Construction (Cal Dive) 162.2 137.0 176.9 Well Operations 39.9 41.4 57.7 Reservoir/Well Tech 8.4 9.4 7.7 Contracting Services $386.3 $285.8 $369.2 Gross Profit (A) Margin Margin Deepwater Construction $40.7 23% $28.8 29% $38.7 30% Shelf Construction (Cal Dive) 53.9 33% 53.6 39% 69.9 40% Well Operations 11.0 28% 14.5 35% 22.1 38% Reservoir/Well Tech 1.2 14% 3.1 33% 1.0 13% Contracting Services 106.8 27% $100.0 35% $131.7 36% Equity in Earnings Production Facilities $10.5 $5.3 $7.9 A. Amounts are before intercompany eliminations. See GAAP reconciliation on our website at www.helixesg.com. (in millions, except percentages)

Fourth Quarter Fourth Quarter Third Quarter Utilization 2007 2006 2007 Deepwater: - Deepwater Contracting 100% 95% 97% - Robotics 68% 67% 86% Shelf Construction (Cal Dive) 52% 77% 74% Well Operations 44% 85% 83% Independence Hub & Marco Polo Production Total throughput: Marco Polo (MBOE) 3,554 3,653 3,555 Independence Hub (BCFe) 64.7 _ 11.5 Contracting Services Continued

Contracting Services Commentary (1) Deepwater Contracting The Intrepid and the Express had full utilization and contributed $21.4 MM of gross profit. Margins were lower due to the large amount of work performed by a chartered third party vessel on a major GOM job. The Express arrived in India in November and commenced work on the Reliance project. Conversion of the Caesar at COSCO's yard in Nantong is ongoing. We expect the vessel to leave China in July. Vessel has backlog for the rest of 2008, has contracted two months of work in 2009 and is bidding on a significant number of projects in 2009 and 2010. Olympic Triton joined the deepwater contracting fleet in December and work on the Phoenix project as her first deployment. 2008 Outlook: The Deepwater Contracting fleet has a solid backlog in 2008. Robotics (Canyon Offshore) Canyon Offshore was awarded a three year IRM for Southeast Asia with a contract value of $160 MM. We signed a 4-year charter for the Island Pioneer, increasing the number of long term chartered DP2 vessels by Canyon to five. Canyon had another strong quarter with gross profit of nearly $18 MM. They had six active vessels under contract during the quarter. 2008 Outlook: Canyon expects a busy year with the introduction of the i-trencher and the portable reeled pipelay system that can be used on all of Canyon's DP vessels. Express Installing Suction piles Island Pioneer (chartered) Caesar

Shelf Construction (Cal Dive) Cal Dive closed its acquisition of Horizon Offshore in December 2007. Utilization and margins down due to normal seasonality. See separate earnings release and conference call for this majority owned subsidiary. Well Operations The Seawell enjoyed high utilization with strong contribution. The vessel worked in well intervention and construction / diving mode for 90% of the quarter. The Q4000 spent the whole quarter in the shipyard for scheduled marine and drilling upgrades. The vessel is scheduled to commence seatrials in March and has a busy schedule with tophole drilling, completion and deepwater well intervention work for the rest of the year. WOSEA commenced the system and worked hard on the system integration test (SIT) of the modular vessel deployment system (VDS) and subsea intervention lubricator (SIL) that will be used in 1Q2008 on Woodside projects and fields. 2008 Outlook: We expect the activity level in the Well Operations business unit to increase with the return of the Q4000. Contracting Services Commentary (2)

Reservoir / Well Technology Services Helix RDS had another difficult quarter due to seasonal vacation related impact and the net loss of revenue generating personnel. We have appointed a new Managing Director in December 2007 and expect a turnaround in 2008. Production Facilities Q4/07 Review Recorded a record equity in earnings of $10.5 MM for the quarter due to strong contribution from our 20% interest in Independence Hub LLC. Production on the Hub ramped up during the quarter with all 15 subsea wells on line by the end of the quarter. Production on the Marco Polo TLP was flat from the prior quarter with the first well of the Genghis Khan field commencing production. Q1/08 and Outlook Marco Polo: Expect production to increase as the result of two more Genghis Kahn wells coming online. Independence Hub: Platform was shut-down for a couple of days in February to replace a couple of valves that limited the capacity on the hub. Expect the platform to operate at 80% capacity for the year. Helix Contracting Services Commentary (3)

Images of the Quarter Conversion of Caesar underway in China ERT drilled second Noonan production well Express working on Reliance KGD6 project Offshore India Canyon Offshore took delivery of second Olympic Shipping vessel Helix Producer I in Croatia System Integration Test of WOSEA VDS with Woodside's Vincent Tree

Oil & Gas Financial Highlights 4Q 2007 Gross Profit reflects the oil & gas amount without the $91.0 million of impairment / dry hole related items. Fourth Quarter Fourth Quarter Third Quarter 2007 2006 2007 Revenue (in millions) $169.7 $123.2 $141.8 Gross Profit (in millions) $64.8 (A) $53.7 $43.6 Gross Profit Margin 38% 44% 31% Production (BCFe) Shelf 14.1 12.9 12.4 Deepwater 3.4 2.2 3.2 Quarter Total 17.5 15.1 15.6 Average Commodity Prices (net of hedging impact): Oil / Bbl $80.53 $56.11 $71.63 Gas / Mcf $7.99 $7.36 $7.04 Hedge gain/(loss) (in millions) $(5.0) $2.1 $3.2

Oil & Gas - Statistics (A) Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Third Quarter Third Quarter 2007 2007 2007 2007 2006 2006 2007 2007 Total Total Per Mcfe Total Per Mcfe Total Per Mcfe Operating Expenses Operating Expenses $23.3 $1.33 $1.33 $20.5 $1.36 $25.8 $1.65 Proved & Prospect Impairments Proved & Prospect Impairments 68.4 3.91 3.91 _ _ _ _ Exploration Expense (B) Exploration Expense (B) 11.2 0.64 0.64 1.1 0.07 1.5 0.10 Repair & Maintenance Repair & Maintenance 8.2 0.47 0.47 1.5 0.10 5.2 0.33 DD&A DD&A 71.2(D) 4.07 4.07 43.9 2.95 50.7 3.25 Other (c) Other (c) 12.1 0.69 0.69 2.5 0.17 15.0 0.97 $194.4 $11.10 $11.10 $69.5 $4.67 $98.2 $6.30 (A) U.S. only. (B) Includes expenditures on seismic data. (c) Includes abandonment overruns related to hurricanes, net of insurance. (D) Includes $12.5 million incremental DDA for reserve impairments. (in millions, except per Mcfe data)

Summary of 2007 - 2009 Hedging Positions a

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